UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2021

LAREDO PETROLEUM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35380	45-3007926
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 900, Tulsa, Oklahoma	74119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	LPI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Laredo Petroleum, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on Thursday, May 20, 2021. At the Annual Meeting, the Company’s stockholders approved an amendment (the “Amendment”) to the Laredo Petroleum, Inc. Omnibus Equity Incentive Plan (the “Plan”) to, among other things, increase the maximum number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), issuable under the Plan from 1,492,500 shares to 2,432,500 shares (the Plan, as amended and restated, the “Amended Incentive Plan”). The Company’s Board of Directors (the “Board”) had previously approved the Amendment, subject to stockholder approval.

The principal terms of the Amended Incentive Plan are described in the Company’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 1, 2021 (the “proxy statement”), which description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Amended Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

As previously disclosed in the Company’s proxy statement, directors James R. Levy and Dr. Myles W. Scoggins departed the Board upon the expiration of their terms at the Annual Meeting.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders were requested to: (1) elect Jarvis V. Hollingsworth, Lisa M. Lambert and Lori A. Lancaster (the “Class II directors”) and Edmund P. Segner, III (the “Class I director”) to serve on the Board for terms of office expiring at the Company’s 2024 Annual Meeting of Stockholders and 2023 Annual Meeting of Stockholders, respectively, and thereafter until each of their successors is elected and qualified or his or her earlier resignation or removal; (2) ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021; (3) approve an advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers; (4) amend the Plan to, among other items, increase the maximum number of shares of Common Stock issuable under the Plan from 1,492,500 shares to 2,432,500 shares; and (5) approve amendments to the Amended and Restated Certificate of Incorporation of the Company to implement a majority voting standard for a stockholder vote to (a) amend certain provisions of the certificate of incorporation, (b) amend the bylaws and (c) remove a director for cause. As of March 23, 2021, the record date for the Annual Meeting, there were 12,899,660 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and a total of 8,648,374 shares (approximately 67%) were represented in person or by proxy at the Annual Meeting, constituting a quorum. The following are the final voting results on proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company’s proxy statement:

1.	Each of the following directors were elected to the Board to serve until the expiration of their respective term at the applicable Annual Meeting of Stockholders of the Company and thereafter until each of their successors is elected and qualified or his or her earlier resignation or removal. Votes regarding the election of these directors were as follows:

NOMINEE	CLASS	YEAR	VOTES FOR	WITHHELD	BROKER NON-VOTES
Jarvis V. Hollingsworth	II	2024	5,654,786	302,541	2,691,047
Lisa M. Lambert	II	2024	5,636,665	320,662	2,691,047
Lori A. Lancaster	II	2024	5,634,856	322,471	2,691,047
Edmund P. Segner, III	I	2023	5,381,773	575,554	2,691,047

2.	Grant Thornton LLP was ratified as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
8,318,949	107,493	221,932	0

3.	The voting results for the advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
5,228,581	592,699	136,047	2,691,047

4.	The voting results for the Amendment to the Plan to, among other items, increase the maximum number of shares of the Company’s Common Stock issuable under the Plan from 1,492,500 shares to 2,432,500 shares were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
5,122,656	656,621	178,050	2,691,047

5.	The voting results for the amendments to the Amended and Restated Certificate of Incorporation of the Company to implement a majority voting standard were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
5,533,976	199,603	223,748	2,691,047

The Company’s stockholders did not approve the amendments to the Amended and Restated Certificate of Incorporation of the Company to implement a majority voting standard, because the proposal required the affirmative vote of at least 75% of the outstanding shares entitled to vote on this proposal. This proposal received approval from approximately 97% of the votes cast, but only received the affirmative vote of approximately 43% of the outstanding shares of Common Stock.

Item 8.01.	Other Events.

Formation of Finance Committee

On May 20, 2021, the Board approved the formation of a new Finance Committee of the Board, including the adoption of its charter. The purpose of the Finance Committee is to oversee the financing strategy, financial policies and financial conditions of the Company and to oversee the Company’s efforts to identify, evaluate and structure strategic acquisitions, divestitures, business combinations or other corporate transactions of a material nature that are outside the scope of normal operation. The Board appointed each of William E. Albrecht, Dr. Craig M. Jarchow, Lori A. Lancaster and Edmund P. Segner, III to serve as members of the Finance Committee, with Lori A. Lancaster to serve as its chair.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Laredo Petroleum, Inc. Omnibus Equity Incentive Plan, as amended and restated as of May 20, 2021.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Date: May 20, 2021	By:	/s/ Bryan J. Lemmerman
Bryan J. Lemmerman
Senior Vice President and Chief Financial Officer

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